UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to § 240.14a-12

O’Charley’s Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 18, 2011

O’CHARLEY’S INC.
O’CHARLEY’S INC.
ATTN: Colin M. Daly
3038 SIDCO DRIVE
NASHVILLE, TN 37204

Meeting Information
Meeting Type:  Annual Meeting
For holders as of:  March 18, 2011
Date:   May 18, 2011         Time:   9:00 AM CDT

Location:	3038 Sidco Drive Nashville, Tennessee 37204
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

00000992812 R1.0.0.11699 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked (located on the following page) in by the arrow à XXXX XXXX XXXX the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box available and follow the marked by the arrow à XXXX XXXX XXXX instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

00000992813 R1.0.0.11699 Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a. Arnaud Ajdler 1b. William F. Andrews 1c. Douglas Benham 1d. David W. Head 1e. Philip J. Hickey, Jr. 1f. Gregory Monahan 1g. Dale W. Polley 1h. Richard Reiss, Jr. 1i. H. Steve Tidwell 1j. Robert J. Walker 1k. Shirley A. Zeitlin The Board of Directors recommends you vote FOR the following proposal: 2 To approve, on an advisory basis, the company’s executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3 To determine, on an advisory basis, whether the company will have future advisory votes regarding executive compensation every one year, every two years or every three years. The Board of Directors recommends you vote FOR the following proposal: 4 To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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